                             Filed Pursuant to Rule 497(e)
                             File Nos. 811-05207
                             and 333-71128


                      ACM INCOME FUND, INC.

_________________________________________________________________

    Supplement dated December 14, 2001 to the Prospectus dated
November 16, 2001 of ACM Income Fund, Inc. (the "Fund").

    The expiration date of the rights offering of the Fund has been extended to December 21, 2001. Stockholders who have not already exercised their rights may do so through December 21, 2001 by completing and submitting a signed subscription certificate and payment for shares or a notice of guaranteed delivery to the Fund's subscription agent no later than December 21, 2001. Payment for guarantees of delivery are due on December 27, 2001. The subscription agent will send confirmations to participants in the rights offering by January 4, 2002, and any additional payments for shares must be received by the subscription agent by January 7, 2002. As a result of the extension of the rights offering, stockholders who have exercised their rights will be permitted to rescind their subscriptions prior to December 21, 2001. Stockholders wishing to do so should contact their broker or the subscription agent.

    Additionally, page 34 of the Prospectus has been supplemented to include the following:

    On December 13, 2001 Alliance Capital Management L.P., the investment adviser of the Fund (the "Adviser"), filed with the Securities and Exchange Commission a Current Report on Form 8-K setting forth in Item 5 that on December 7, 2001 a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in federal district court in the District of New Jersey against the Adviser and Alliance Premier Growth Fund ("Premier Growth Fund") alleging violation of the Investment Company Act of 1940. The principal allegations of the Benak Complaint are that the Adviser breached its duty of loyalty to Premier Growth Fund because one of the directors of the General Partner of the Adviser served as a director of Enron Corp. ("Enron") when Premier Growth Fund purchased shares of Enron and, as a consequence thereof, the investment advisory fees paid to the Adviser by the Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiffs allege were caused by the alleged breach of the duty of loyalty. Plaintiffs seek recovery of fees paid by Premier Growth Fund to the Adviser during the twelve months preceding the lawsuit. The Adviser believes the plaintiffs' allegations are without merit and intends to vigorously defend against these allegations. At the present time, management of the Adviser is unable to estimate the impact, if any, that the outcome of this action may have on the Adviser's results of operations or financial condition.

    The Fund is not a party to the litigation and does not own bonds or other securities of Enron.
________________________________________________________________












































00250262.AC4